UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2026
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Arvinas, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 535-1456
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On May 1, 2026, Arvinas, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has granted approval for VEPPANU™ (vepdegestrant) for the treatment of adults with estrogen receptor-positive (“ER+”)/human epidermal growth factor receptor 2-negative (“HER2-”), estrogen receptor 1 (“ESR1”)-mutated advanced or metastatic breast cancer, as detected by an FDA-authorized test, with disease progression following at least one line of endocrine-based therapy.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.
The information in this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On May 1, 2026, the Company issued a press release announcing that the FDA has granted approval for VEPPANU™ (vepdegestrant) for the treatment of adults with ER+/ HER2-, ESR1-mutated advanced or metastatic breast cancer, as detected by an FDA-authorized test, with disease progression following at least one line of endocrine-based therapy. VEPPANU is the first-and-only FDA-approved PROteolysis Targeting Chimera (PROTAC) protein degrader, a type of heterobifunctional protein degrader therapy. FDA approval was received in advance of FDA-assigned Prescription Drug User Fee Act (“PDUFA”) date of June 5, 2026. The Company and its collaborator, Pfizer Inc., remain on track to announce selection of a third party to commercialize VEPPANU.
Pursuant to the collaboration agreement, dated as of July 21, 2021, by and between the Company, certain of the Company’s subsidiaries and Pfizer Inc., the Company will receive $50.0 million as a development milestone payment in connection with the FDA’s approval of VEPPANU (the “Milestone Payment”). The Milestone Payment will be offset by certain amounts that the Company will owe to Yale University ("Yale") pursuant to the amended and restated license agreement, dated June 18, 2024, by and between the Company, one of its subsidiaries, and Yale.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 1, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the Company’s and Pfizer’s announcement of selection of a third party to commercialize VEPPANU. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s belief in the potential of its product candidates, strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words "believe," "intends," "plans," "potential,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including the important factors discussed the important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINAS, INC.

Date: May 1, 2026	By:	/s/ Jared Freedberg
Jared Freedberg General Counsel